SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of [*], 2014, between Civergy, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Additional Stock” shall mean the shares of Common Stock issued to each Purchaser with the purchase of the Debentures.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.

“Debentures” means the 5% Senior Secured Convertible Debentures due, subject to the terms therein, 18 months from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Escrow Agent” means Sichenzia Ross Friedman Ference LLP, with offices located at 61 Broadway, New York, New York 10006.

 “Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Purchasers and the Escrow Agent in substantially the form of Exhibit D attached hereto pursuant to which the Purchasers, shall deposit each  its Subscription Amount with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion, including convertible notes, of any Securities issued hereunder and/or other securities, options, warrants, convertible securities or other rights to acquire, exercisable or exchangeable for or convertible into, shares of Common Stock, in each case that are issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities pursuant to stock splits, stock dividends or similar transactions where are shareholders are treated equally; (d) securities in an underwritten public offering  (e) Common Stock in an offering of up to $7.5 million, subject to the Purchasers’ rights described in Section 4.14 and Section 4.15  and (f) securities in connection with a merger or acquisition.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Lead Investor” shall mean Neal Goldman.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” shall mean the lock-up agreements, dated as of the date hereof and attached hereto as Exhibit B, executed by all of the Company’s officers, directors and beneficial owners of 5% or more of the Company’s Common Stock restricting such officers, directors and beneficial owners from selling any shares of Common Stock for the period from the Closing Date and ending on the earlier of either the full repayment or conversion of the Debentures or 12 months after the effectiveness of the Registration Statement.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.16.

“New Securities” shall mean any equity or convertible debt securities of the Company issued in a transaction primarily for purposes of financing the operations or business of the Company and its Subsidiaries, provided, however, that “New Securities” shall not include any securities issued in Exempt Issuances.

“Offering Notice” shall have the meaning ascribed to such term in Section 4.14.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” shall mean the Registration Rights Agreement attached as Exhibit E hereto.

“Registration Statement” shall have the meaning ascribed to such term in Section 4.4.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon conversion in full of all Debentures (including Underlying Shares issuable as payment of interest on the Debentures), ignoring any conversion or exercise limits set forth therein.

“Reverse Merger” shall have the meaning ascribed to such term in Section 4.3.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Debentures, the Additional Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” shall mean the security agreement, dated as of the date hereof and attached hereto as Exhibit C, between the Company and the Purchasers.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.15.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, OTCQB or the Pink Sheets (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Debentures, the Security Agreement, the Escrow Agreement, the Registration Rights Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Debentures and issued and issuable in lieu of the cash payment of interest on the Debentures in accordance with the terms of the Debentures.

ARTICLE II.

PURCHASE AND SALE

2.1

Closing.  Upon execution of this Agreement, each Purchaser shall deliver to the Escrow Agent via wire transfer, immediately available funds equal to its Subscription Amount.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $2,000,000 in principal amount of the Debentures and utilize such funds for acquisitions and for general working capital purposes.  In addition, at the Closing, the Purchasers shall receive an amount of Additional Stock, which is equal to 17,800 shares of Additional Stock for each $100,000 of Subscription Amount invested by a Purchaser.  At the Closing, the Escrow Agent shall deliver, via wire transfer, immediately available funds equal to the Purchasers’ aggregate Subscription Amounts and the Company shall deliver to each Purchaser its respective Debenture and Additional Stock.  The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the conditions set forth in Section 2.2 and Section 2.3, the Closing shall occur at the offices of Sichenzia Ross Friedman Ference LLP or such other location as the parties shall mutually agree. The Company may conduct multiple closings for the sale of the Debentures until it has received an aggregate principal amount of Debentures of $2,000,000. The Closing Date shall be the date indicated on the signature pages attached hereto.

2.2

Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)

this Agreement executed by the Company;

(ii)

a Debenture with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser;

(iii)

a certificate for shares of Additional Stock, in an amount equal to 17,800 shares of Common Stock for each $100,000 of Subscription Amount invested by the Purchaser;

(iv)

the Security Agreement executed by the Company;

(v)

the Escrow Agreement executed by the Company; and

(vi)

the Lock-Up Agreements executed by the officers, directors and holders of greater than 5% of the Company’s Common Stock.

(b)

On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)

this Agreement executed by such Purchaser; and

(ii)

such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent;

(iii)

the Security Agreement executed by such Purchaser; and

(iv)

the Escrow Agreement executed by such Purchaser.

2.3

Closing Conditions.

(a)

The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)

all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)

the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)

The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)

there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)

the Lead Investor’s satisfaction, in its sole discretion, with the results of its due diligence investigation of the Company;

(vi)

the Company shall have completed the purchase of New West Technologies, LLC and BION Enterprises, LLC; and

(vii)

the Merger of the Company with Mount Knowledge Holdings Inc. (“Mount Knowledge”).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)

Subsidiaries.

 The Company has three Subsidiaries: New West Technologies, LLC, New West Business Support Services, LLC and BION Enterprises, LLC.

(b)

Organization and Qualification.

The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)

No Conflicts.

The execution, delivery and performance by the Company of the Transaction Documents and the consummation by it of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.

The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing, (ii) the filings required pursuant to Sections 4.3 and 4.4 of this Agreement and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)

Issuance of the Securities.

The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares and Additional Stock, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

(g)

Capitalization.

The Company has authorized 200,000,000 shares of Common Stock and 15,000,000 shares of preferred stock.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for such, if any, as will have been validly waived before the Closing.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h)

Financial Statements.

The financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited interim financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes.

Since the date of the latest financial statements: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made.

(j)

Litigation.

There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws

8

and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)

Compliance.

Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each of the foregoing cases as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)

Regulatory Permits.

The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title in all personal property owned by it that, in each case, is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties in any material respect.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)

Patents and Trademarks.   (i) The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or material for use in connection with their respective businesses and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”); (ii) neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights violates or infringes upon the rights of any Person; (iii) all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except where the failure to be so enforceable or for such infringements as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iv) the Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)

Transactions with Affiliates and Employees.  None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess

9

of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(r)

Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(s)

 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not be an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(t)

Registration Rights.  Other than each of the Purchasers, no Person has any right to demand the Company to file a registration statement under the Securities Act covering the sale of any securities of the Company.  Other than each of the Purchasers and the shareholders listed on Schedule 3.1(t), no Person has any rights to registration under the Securities Act of any securities of the Company.

(u)

Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(v)

Disclosure.  Except with respect to (i) the material terms and conditions of the transactions contemplated by the Transaction Documents and (ii) information given to the Purchasers, if any, which the Company hereby confirms will not constitute material non-public information six months from the date hereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(w)

No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(x)

Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend after the Closing Date to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(x) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(y)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(z)

No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(aa)

Insurance.  The Company does not have any insurance coverage.  The Company has no reason to believe that it will not be able to obtain coverage from insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.

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(bb)

Seniority.  As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(cc)

Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd)

No Disqualification Events.  With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(ee)

Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(ff)

Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2

Representations and Warranties of the Purchasers.

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)

Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable

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principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.

Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)

Purchaser Status.

At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)

Experience of Such Purchaser.

Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation.

Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Confidentiality.

Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with the transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  The Debentures may not be sold or transferred by the Purchasers without the written consent of the Company, which shall not be unreasonably withheld.  As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)

The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

 [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS  [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees in writing with the Company to be bound by the provisions of this Agreement and, if required under the terms of such arrangement and subject to compliance with applicable federal and state securities laws, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.   Such a pledge or transfer shall require the written consent of the Company, which shall not be unreasonably withheld.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c)

Upon the Purchaser’s request in connection with a proposed sale of Underlying Shares or Additional Stock pursuant to Rule 144 and if the Company reasonably determines it is so required, upon receipt of customary documentation from Purchaser’s broker (if the Underlying Shares or Additional Stock are sold in brokers transactions), the Company shall, at its own cost and effort, retain legal counsel to provide an opinion letter to the Company’s transfer agent opining that the Underlying Shares and Additional Stock may be resold without registration under the Securities Act, pursuant to Rule 144, promulgated thereunder, so long as the

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requirements of Rule 144 are met for any Underlying Shares and the Additional Stock to be resold thereunder.  The Company shall arrange for any such opinion letter to be provided not later than two (2) Business Days after the date of delivery to and receipt by the Company of a written request by any Purchaser together with (if required in order to render the opinion) any broker’s representation letter of other customary documentation reasonably requested by the Company evidencing compliance with Rule 144 (the “Legend Removal Date”), and such opinion letter may be a “blanket” opinion letter covering Underlying Shares held by more than one Purchaser (if applicable to more than one Purchaser).

(d)

Each Purchaser, severally and not jointly with the other Purchasers, agrees that such Purchaser will sell any Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2

Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3

Reverse Merger.  Prior to the Closing Date, the Company shall complete a merger (a “Reverse Merger”) with Mount Knowledge.

4.4

Registration.  The Purchasers shall have the right to have their shares of Common Stock underlying the Debentures and the Additional Stock registered as set forth in the Registration Rights Agreement.

4.5

Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.6

Conversion and Exercise Procedures.  The form of Notice of Conversion included in the Debentures sets forth the totality of the procedures required of the Purchasers in order to convert the Debentures.  No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Debentures.  The Company shall honor conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.7

Publicity.   The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company with respect to any press release of any Purchaser, or without the prior consent of each Purchaser with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, other than in connection with the a registration statement filed with the Commission or disclosures to any regulatory agency or Trading Market that the Company determines are necessary or appropriate, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser, in any press release or similar public statement, without the prior written consent of such Purchaser.

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4.8

Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that after the Closing Date neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. Purchaser acknowledges that it is aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and Purchaser agrees not to engage in any unlawful trading in securities of the Company or unlawful misuse or misappropriation of any such information.  Purchaser agrees to maintain the confidentiality of and not disclose or use (except for purposes relating to the transactions contemplated by this Agreement) any confidential, proprietary or non-public information disclosed by the Company to Purchaser.

4.10

Indemnification of Purchasers.   The Company shall indemnify, reimburse and hold harmless the Purchasers and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents and (b) any action instituted against such Indemnitee in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Indemnitee, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such  Indemnitee of state or federal securities laws or any conduct by such Indemnitee which results from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction).

4.11

Reservation and Listing of Securities.

(a)

The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b)

If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

4.12

Equal Treatment of Purchasers.

No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to

16

each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.14

Right of First Refusal.  While any Purchaser holds any Debentures, if the Company proposes to offer and sell any New Securities subsequent to the date of this Agreement in a transaction primarily for purposes of financing the operations or business of the Company and its Subsidiaries, the Company shall provide to each Purchaser who holds any Debenture written notice (the “Offering Notice”) stating the number of New Securities proposed to be offered and sold, the total purchase price, the terms of payment, and any other material terms of the offer (to the extent then known).  For a period of seven (7) Business Days after its receipt of the Offering Notice, such Purchaser(s) may, by written notice delivered to the Company within such time period, accept such offer and elect to purchase all or any portion of such New Securities on the terms set forth in the Offering Notice and similar terms as other investors that purchase New Securities in such offering.  If any such Purchaser so elects to participate, the Purchase shall execute and deliver the same agreements and instruments as other purchasers of the New Securities.

4.15

Most Favored Nation.  While any Purchaser holds any Debentures, in the event that the Company issues or sells, other than an Exempt Offering, any Common Stock or Common Stock Equivalents (a “Subsequent Financing”), if a Purchaser then holding Securities believes any of the terms and conditions appurtenant to such Subsequent Financing are more favorable than the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five Business Days after the disclosure of such issuance or sale to the Purchasers, any Purchaser may exchange any outstanding Debenture (including any accrued interest) with the corresponding Additional Stock, for an equal principal amount of the securities issued in such Subsequent Financing.

4.16

Nomination of Director.

  After the Closing Date and as long as the Lead Investor either owns any Debentures or owns 5% of the Company’s Common Stock, the Lead Investor shall have the right to designate a candidate for the Company’s Board of Directors (the “Board Designee”). After such nomination, the Company’s Board of Directors or an appropriate committee of the Board of Directors shall appoint the Board Designee to the Board of Directors; provided that, the Company shall not be obligated to appoint Board Designee if the appointment of such Board Designee would violate rules, regulations or other standards of the Commission or the Company’s Trading Market. Following such appointment, the Company’s Board of Directors or an appropriate committee of the Board of Directors shall include the Board Designee on the slate of directors recommended to the Board for nomination for election by the Company’s stockholders at the each annual meeting of the Company’s stockholders; provided that the Lead Investor continues to own Debentures or at least 5% of the Company’s stock.  As of the Closing Date, the Company shall take all action necessary to cause the number of members of the Board of Directors to be set at five persons; provided that the number of members of the Board of Directors may be increased to seven persons after the Company’s Common Stock offering of up to $7.5 million and the acquisition of an operating company other than New West Technologies, LLC and BION Enterprises, LLC. The Company may not take any actions to increase the number of members of the Board of Directors to more than seven members without the prior written consent of the Lead Investor as long as the Lead Investor either owns any Debentures or owns 5% of the Company’s Common Stock.

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4.17

Advisory Board.  After the Closing Date and as long as any Purchaser eithers owns any Debentures or owns 5% of the Company’s Common Stock, each Purchaser shall have the right to nominate a candidate for the Company’s advisory board. After such nomination, the Company’s Board of Directors or an appropriate committee of the Board of Directors shall appoint the Purchaser’s nominee to the Board of Directors; provided that, the Company shall not be obligated to appoint any nominee of Purchaser if the nomination of such nominee would violate rules, regulations or other standards of the Commission or the Company’s Trading Market.

4.18

No Short Selling.  Each Purchaser has and shall not, directly or indirectly, his, her or itself, through related parties, affiliates or otherwise, as defined in Rule 200 of Regulation SHO under the Exchange Act, (i) sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction that involves hedging of the Purchaser’s position in any equity security of the Company, until the later of (i) the date the Debenture owned by such Purchaser is no longer owned by the Purchaser, or (ii) the Maturity Date (as such term is defined in the Debenture) and the Conversion Date.

4.19

Inspection Rights. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall own any Debentures for purposes reasonably related to such Purchaser’s interests as a stockholder to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees. Such Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement or pursuant to inspection rights granted hereunder, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company or (ii) to any affiliate of such Purchaser.

4.20

Negative Covenants:

For as long as any Debentures remain outstanding and held by any Purchaser, neither the Company nor any Subsidiaries, without the prior written consent of the Purchasers holding the majority of the outstanding Debentures, which prior written consent shall not be unreasonably withheld, shall:

(i)

other than indebtedness (a) existing as of the date hereof, (b) indebtedness collateralized by accounts receivable to a lender to New West Technologies, LLC, or (c) incurred in the ordinary course of business for trade expenses (not borrowed money), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(ii)  amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Purchaser;

(iii)

issue any New Securities;

(iv)

amend its organizational documents;

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(v)

enter into any transaction or series of related transactions resulting in a merger or a sale of all or substantially all of the assets of the Company; or

(vi)

pledge the Company’s assets or provide a security interest on the Company’s assets or guarantee any debt other than the debt of the Company or its Subsidiaries.

4.21

Insurance:

Within 30 days after the initial Closing Date, the Company shall obtain and maintain directors and officers insurance coverage in an amount at least equal to the aggregate Subscription Amount.

ARTICLE V.

MISCELLANEOUS

5.1

Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before October 24, 2014; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).  In the event that the Closing does not occur by October 24, 2014, the Company will direct the Escrow Agent will return all funds to the Purchaser.

5.2

Fees and Expenses.   Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) one Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof,

19

nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transfer complies with all applicable federal and state securities laws and that such transferee agrees in writing with the Company to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.7

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9

Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Debentures until, with respect to each Purchaser, the Debenture held by such Purchaser has been paid in full or converted into Underlying Shares, at which time they shall expire such respect to Purchaser and shall no longer be of any force or effect.

5.10

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions,

20

covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Debenture, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

5.13

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15

Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any

21

official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.17

Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.18

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20

WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CIVERGY, INC.

By:	Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Authorized Signatory: __________________________________________

Facsimile Number of Authorized Signatory: ________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: _____________

Closing Date: ____________________

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

EXHIBIT A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount:

$1,000,000

Issue Date: [*], 2014

5% SENIOR SECURED CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, CIVERGY, INC., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of [*] (the “Holder”) the sum of $1,000,000 together with interest as set forth herein, on [*], 2016 (the “Maturity Date”), and to pay interest on the initial principal balance hereof at the rate of five percent (5%) per annum (the “Interest Rate”), payable every six months, with the first interest payment due on [*], 2014, until the same becomes due and payable.  The interest shall be payable regardless of how long this Debenture remains outstanding.  Debenture may not be prepaid in whole or in part except upon written consent of the Holder. Any amount of principal or interest on this Debenture which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (“Default Interest”).  Interest shall commence accruing on the date that the Debenture is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.  All payments due hereunder (to the extent not converted into common stock, $0.0001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America.  All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Debenture.  Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Debenture is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.  As used in this Debenture, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.  Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Debenture was originally issued (the “Purchase Agreement”).

This Debenture is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Debenture:

ARTICLE I. CONVERSION RIGHTS

1.1

Conversion Right.  The Holder shall have the right from time to time, and at any time commencing on the Issue Date and ending on the later of: (i) the Maturity Date and (ii) such later date as this Debenture has been paid in full, each in respect of the remaining outstanding principal amount of this Debenture to convert all or any part of the outstanding and unpaid principal amount of this Debenture into [●] fully paid and non- assessable shares of Common Stock, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price (as defined herein) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Debenture in excess of that portion of this Debenture upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock.  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).  The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.5 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”).  The term “Conversion Amount” means, with respect to any conversion of this Debenture, the sum of (1) the principal amount of this Debenture to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Debenture to the Conversion Date, plus (3)Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (3) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 1.4 and 1.5(g) hereof.

1.2

Mandatory Conversion.  The Debenture shall be converted by the Company at the Conversion Price at any time that (a) the Company has filed a registration statement with the SEC and such registration statement has been declared effective, (b) the market capitalization of the Company is greater than $20,000,000 for ten consecutive trading days based on the daily variable weighted average price and (c) the average daily trading volume for the ten consecutive trading days is greater than 200,000 shares of Common Stock.

1.3

Conversion Price.  The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be equal to $5.618 per share of Civergy, Inc., (subject to equitable adjustments for stock splits, stock dividends, mergers or consolidations).

1.4

Authorized Shares.  The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this

Debenture issued pursuant to the Purchase Agreement.  The Borrower is required at all times to have authorized and reserved the number of shares that is actually issuable upon full conversion of the Debenture (based on the Conversion Price of the Debentures in effect from time to time) (the “Reserved Amount”).  The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Debentures shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Debentures.  The Borrower agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Debenture.

If at any time the Borrower does not maintain the Reserved Amount, it will be considered an Event of Default under Section 3.2 herein.

1.5

Method of Conversion.

(a)

Mechanics of Conversion.  Subject to Section 1.1, this Debenture may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.5(b), surrendering this Debenture at the principal office of the Borrower.

(b)

Surrender of Debenture Upon Conversion.  Notwithstanding anything to the contrary set forth herein, upon conversion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Borrower unless the entire unpaid principal amount of this Debenture is so converted.  The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Debenture upon each such conversion.  In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of this Debenture is converted as aforesaid, the Holder may not transfer this Debenture unless the Holder first physically surrenders this Debenture to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Debenture of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Debenture.  The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture represented by this Debenture may be less than the amount stated on the face hereof.

(c)

Payment of Taxes.  The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.  The Borrower shall pay all transfer agent fees required for same-day processing of any Notice of Conversion.

(d)

Delivery of Common Stock Upon Conversion.  Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock (or, if the Borrower issues and maintains shares in uncertificated form, comparable notice of share ownership) issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Debenture) in accordance with the terms hereof and the Purchase Agreement.

(e)

Obligation of Borrower to Deliver Common Stock.  Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Debenture shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion.  If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.  The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(f)

Delivery of Common Stock by Electronic Transfer.  In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Borrower (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.5, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, provided the stock underlying the Debenture is eligible for an exemption from registration under the Securities Act of 1933.

(g)

Failure to Deliver Common Stock Prior to Deadline.  Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Debenture is not delivered by the Deadline, the Borrower shall pay to the Holder, in cash, as partial liquidated damages and not as a penalty, $500 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such common stock.  Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Debenture, in which event interest shall accrue thereon in accordance with the terms of this Debenture and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Debenture.  The Borrower agrees that the right to convert is a valuable right to the Holder.  The damages resulting from a failure, attempt to frustrate, and interference with such conversion right are difficult if not impossible to qualify.  Accordingly the parties acknowledge that the liquidated damages provision contained in this Section 1.5(g) are justified

1.6

Concerning the Shares.  The shares of Common Stock issuable upon conversion of this Debenture may not be sold or transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.6 and who is an accredited investor.  Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Debenture have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold and without any requirement that current public information concerning Borrower be available, each certificate for shares of Common Stock issuable upon conversion of this Debenture that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

 “NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES, IN COMPLIANCE WITH THE PROVISIONS OF THE AGREEMENTS RELATING TO THE SECURITIES REPRESENTED HEREBY.”

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel reasonably satisfactory to Borrower, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Debenture, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.  In the event that the Borrower does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Debenture, providing that the Company counsel does not reasonably object to the legal opinion conclusion that an exemption is available.

1.7

Effect of Certain Events.

(a)

Effect of Merger, Consolidation, Etc.  At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be treated pursuant to Section 1.7(b) hereof.  “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b)

Adjustment Due to Merger, Consolidation, Etc.  If, at any time when this Debenture is issued and outstanding and prior to conversion of all of the Debentures, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Debenture shall thereafter have the right to receive upon conversion of this Debenture, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Debenture been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Debenture to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Debenture) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.  The Borrower shall not effect any transaction described in this Section 1.7(b) unless (a) it first gives the Holder, to the extent reasonably practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Debenture) (provided, that if such disclosure and written notice to Holder is subject to Section 4.8 of the Purchase Agreement concerning non-public information, Holder shall have first executed a confidentiality agreement as described in that Section) and (b) in the case of the consolidation, merger or other business combination of the Borrower with or into any other Person when the Borrower is not the survivor, the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.7(b).  The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(d)

Notice of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.7, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Debenture.

1.8

Trading Market Limitations.  Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Borrower issue upon conversion of or otherwise pursuant to this Debenture and the other Debentures issued pursuant to the Purchase Agreement more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the “Maximum Share Amount”), which shall be 19.99% of the total shares outstanding on the Closing Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof.

1.9

Status as Shareholder.  Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Debenture shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms  of this Debenture.  Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Debenture for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Debenture with respect to such unconverted portions of this Debenture and the Borrower shall, as soon as practicable, return such unconverted Debenture to the Holder or, if the Debenture has not been surrendered, adjust its records to reflect that such portion of this Debenture has not been converted.

ARTICLE II.  CERTAIN COVENANTS

2.1

Negative Covenants  As long as any portion of this Debenture remains outstanding, unless the holders of all of the outstanding Debentures shall have otherwise given prior written consent, the Borrower shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the Issue Date) to, directly or indirectly:

(a)

other than indebtedness (a) existing as of the date hereof, (b) indebtedness collateralized by accounts receivable to a lender to New West Technologies, LLC, or (c) incurred in the ordinary course of business for trade expenses (not borrowed money), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(b)

issue any New Securities.

(c)

amend its organizational documents;

(d)

enter into any transaction or series of related transactions resulting in a merger or a sale of all or substantially all of the assets of the Company

(e)

pledge the Company’s assets or provide a security interest on the Company’s assets or guarantee any debt other than the debt of the Company or its Subsidiaries; or

(f)

enter into any agreement with respect to any of the foregoing.

ARTICLE III.  EVENTS OF DEFAULT

Events of default (each, an “Event of Default”) shall include any of the following events:

3.1

Failure to Pay Principal or Interest.  Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination, as and when the same shall become due and payable whether upon the Maturity Date or by acceleration or otherwise, if Borrower does not pay in full the amount that is due and payable within three (3) business days after delivery of a notice of demand therefor from Holder.

3.2

Conversion and the Shares.  The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Debenture as and when required by this Debenture, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Debenture as and when required by this Debenture, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Debenture as and when required by this Debenture (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion.  It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Debenture, if a conversion of this Debenture is delayed, hindered or frustrated beyond the periods of time provided for in this Debenture, due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within two Business Days of a demand from the Holder.

3.3

Breach of Covenants.  The Borrower breaches any covenant or term or condition contained in this Debenture or the Purchase Agreement (together, the “Collateral Documents”) and such breach has a Material Adverse Effect and continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

3.4

Breach of Representations and Warranties.  Any representation or warranty of the Borrower made herein or in the Collateral Documents shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a Material Adverse Effect.

3.5

Bankruptcy, Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall commence, or there shall be commenced against the Borrower or any subsidiary of the Borrower under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any subsidiary of the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any subsidiary of the Borrower or there is commenced against the Borrower or any subsidiary of the Borrower any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 90 days; or the Borrower or any subsidiary of the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any subsidiary of the Borrower suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or the Borrower or any subsidiary of the Borrower makes a general assignment for the benefit of creditors; or the Borrower or any subsidiary of the Borrower shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Borrower or any subsidiary of the Borrower shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or any subsidiary of the Borrower for the purpose of effecting any of the foregoing (other than actions to dismiss, terminate or resolve any bankruptcy or similar proceeding).

3.6

Indebtedness Default.  The Borrower or any subsidiary of the Borrower shall default in any of its obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Borrower or any subsidiary of the Borrower in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, in each of the above instances where such default would have a Material Adverse Effect on the Company’s ability to pay the Debentures on the Maturity Date.

3.7

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.8

Failure to Comply with the Exchange Act.  If at any time it is so required, the Borrower shall fail in any material respect to comply with the reporting requirements of the Exchange Act with regards to the filing of Form 10-Q's and 10-K's; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9

Cessation of Operations.  Any cessation by Borrower of substantially all of its operations, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due or of a cessation of operations.

3.10

Maintenance of Assets.  The failure by Borrower to maintain any material assets which would have a material adverse effect on Borrower’s ability conduct its overall business (whether now or in the future).

3.11

Cross-Default.  Notwithstanding anything to the contrary contained in this Debenture or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Collateral Documents, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Debenture and the Collateral Documents, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Debenture and the Collateral Documents by reason of a default under said Collateral Documents or hereunder.

3.12

Change of Control.  A Change of Control shall occur if (i) a third party acquires greater than 50% in voting rights of the Borrower in one or a series of related transactions, (ii) the shares of the Borrower’s Common Stock shall be changed into securities of another entity, (iii) the Borrower sells or transfers more than 40% in aggregate of the properties or assets of the Borrower to another Person or Persons in any rolling 12 month period (an “Asset Sale”), or (iv) a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of the Borrower’s Common Stock

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date, giving effect to any applicable cure period), the Debenture shall become immediately due and payable and the Borrower, at the option of the Holder in its sole discretion, shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default Sum (as defined herein). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.3,  exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”), and upon the occurrence of an Event of Default specified in the remaining sections of Article III(other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3.1 hereof), the Debenture shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the sum of (x) the then outstanding principal amount of this Debenture (or, in the case of an Event of Default under Section 3.12, 125% of the outstanding principal amount of this Debenture) plus (y) accrued and unpaid interest on the unpaid principal amount of this Debenture to the date of payment (the “Mandatory Prepayment Date”) plus (z) Default Interest (the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Sum within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to liquidate any collateral pursuant to the terms of the Security Agreement.

ARTICLE IV. MISCELLANEOUS

4.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) when delivered if delivered by hand delivery during a normal business day (or if not on a business day then the next business day), (b) one business day after delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be the addresses indicated on the signature page hereto.

4.3

Amendments.  This Debenture and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term “Debenture” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Debentures issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4

Assignability.  This Debenture shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of this Debenture must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act).  Holder may transfer this Debenture provided that the transferee agrees in writing with Borrower to be bound by the provisions of this Debenture and the Purchase Agreement, and that such transfer complies with any applicable federal and state securities laws.  Notwithstanding anything in this Debenture to the contrary, this Debenture may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided that the pledgee agrees in writing with Borrower to be bound by the provisions of this Debenture and the Purchase Agreement (as applicable to the pledgee), and that such pledge complies with any applicable federal and state securities laws.

4.5

Cost of Collection.  If default is made in the payment of this Debenture, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.7

Certain Amounts.  Whenever pursuant to this Debenture the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Borrower represents liquidated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of the price paid for such shares pursuant to this Debenture.  The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

4.8

Purchase Agreement.  By its acceptance of this Debenture, each party agrees to be bound by the applicable terms of the Purchase Agreement.

4.9

Notice of Corporate Events.  Except as otherwise provided below, the Holder of this Debenture shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Debenture into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders).  In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least ten (10) days prior to the record date specified therein (or ten (10) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

4.10

Remedies.  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Debenture, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

4.11

Severability.  If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(Signature Pages Follow)

IN WITNESS WHEREOF, Borrower has caused this Debenture to be signed in its name by its duly authorized officer this _________, 2014.

CIVERGY, INC.

By:

Name:

Title:

Notice to Holder:

With a copy by fax only to (which copy shall not constitute notice):

EXHIBIT A

CONVERSION NOTICE

 (To be executed by the Holder in order to Convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $___________ of the principal amount of Debenture No. ___________ into Shares of Common Stock of CIVERGY, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Amount to be converted:

$

Conversion Price:

$

Number of shares of Common Stock to be issued:

Amount of Note Unconverted:

$

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:

Authorized Signature:

Name:

Title:

Broker DTC Participant Code:

Account Number:

EXHIBIT B

Lock-Up Agreement

[*], 2014

The undersigned understands that in connection with the Securities Purchase Agreement (the “Purchase Agreement”), dated as of [*], 2014, between Civergy, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), the Purchasers are purchasing Debentures from the Company.  Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement

To induce the Purchasers to purchase the Debentures, the undersigned hereby agrees that, without the prior written consent of the Purchasers, it will not, during the period from the Closing Date and ending on the earlier of either the full repayment of the Debentures or 12 months after the effectiveness of the Registration Statement (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock;  or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1),or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.  Notwithstanding the foregoing, the undersigned may transfer Common Stock without the prior consent of the Purchaser in connection with (a) transactions relating to Common Stock or other securities acquired in open market transactions, (b) if the undersigned is an individual, transfers of Common Stock or any security convertible into Common Stock as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (b), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter agreement, (c) transfer of Common Stock to a charity or educational institution, (d) if the undersigned is, or directly or indirectly controls, a corporation, partnership, limited liability company or other business entity, any transfers of Common Stock to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, or (e) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer of Common Stock made by the undersigned (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (ii) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate of the undersigned and such transfer is not for value.

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this letter agreement.

The undersigned understands that the Company and the Purchasers are relying upon this letter agreement in proceeding toward consummation of the Purchase Agreement.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Very truly yours,
(Name):
(Address)

EXHIBIT C

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of [*], 2014 (“Agreement”), is made by and between Civergy, Inc., a Delaware corporation (the “Company”) and each of its wholly-owned subsidiaries party hereto (each a “Subsidiary Grantor” and together with the Company, the “Grantors” and each a “Grantor”), the holders of the Debentures described herein (each, a “Purchaser” and collectively, the “Purchasers”) and [*] (the “Collateral Agent”) for its own benefit and on behalf of each Purchaser.

WHEREAS, the Company is entering into a Securities Purchase Agreement, dated as of the date hereof (such agreement, as it may hereafter be amended or modified from time to time, the “Purchase Agreement”), pursuant to which the Company is selling and the Purchasers party thereto are purchasing Senior Secured Convertible Debentures (collectively the “Debentures” and each a “Debenture”).

WHEREAS, each Subsidiary Grantor is a subsidiary of Company and will receive substantial direct and indirect benefit from the proceeds of the sale of the Debentures.

WHEREAS, it is a condition precedent to the extension of credit by the Purchasers under the Debentures that each Grantor shall have executed and delivered this Agreement and shall have granted a security interest in the Collateral to the Collateral Agent in accordance herewith to secure their obligations under the Debentures and the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION, in order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Debentures and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, each Grantor hereby agrees as follows:

ARTICLE I.

DEFINITIONS

1. Definitions.  Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement.  Each capitalized term used herein, and not otherwise defined herein or in the Purchase Agreement, shall have the meaning ascribed thereto in the Uniform Commercial Code of the State of New York (the “UCC”).  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

In addition, the following terms shall have the meanings respectively set forth below:

“Collateral” means the collateral in which the Purchasers are granted a security interest by this Agreement and which shall include the following personal property of the Grantors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

(i)   All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Grantor’s businesses and all improvements thereto; and (B) all inventory;

(ii)

All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by any Grantor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property and income tax refunds;

(iii)

All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv)

All documents, letter-of-credit rights, instruments and chattel paper;

(v)

All commercial tort claims;

(vi)

All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii)

All investment property;

(viii)

All supporting obligations; and

(ix)

All files, records, books of account, business papers, and computer programs; and

(x)

the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in each Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on Schedule H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of any Grantor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

“Event of Default” shall mean the following events:

(a)   The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

(b)   Any representation or warranty of any Grantor in this Agreement shall prove to have been incorrect in any material respect when made; or

(c)   The failure by any Grantor to observe or perform any of its obligations hereunder for five (5) days after delivery to such Grantor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and such Grantor is using best efforts to cure same in a timely fashion.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, patents, trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, methods, processes, drawings, specifications or other data or information and all memoranda, notes and records with respect to any research and development, software and databases and all embodiments or fixations thereof whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing and any claims for damages by way of any past, present or future infringement of any of the foregoing.

“Liens” means, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing.

“Obligations” means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Grantors to Collateral Agent and the Purchasers of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Debentures and the other Transaction Documents.

“Permitted Liens” means (a) Liens in favor of the Collateral Agent and the Purchasers, (b) Liens in favor of James S. Williamson and the James S. Williamson 2012 Irrevocable Trust, dated December 31, 2012 granted in connection with the First Note Pledge Agreement by and between the Company, James S. Williamson, the James S. Williamson 2012 Irrevocable Trust, dated December 31, 2012, and New West Technologies, LLC, which Liens shall be junior to the Liens of the Purchaser, (c) the Lien on accounts receivable in favor of a senior revolver lender to New West Technologies, LLC or any substitution thereof, (d) Liens for current taxes and other governmental charges that are not yet due and payable, or due but not delinquent; (e) Liens for taxes, assessments, governmental charges or levies or charges the non-payment of which is being contested in good faith and for which appropriate reserves have been established on the Company’s books; (f) statutory and contractual Liens of (i) landlords, and (ii) carriers, warehousemen, mechanics, materialmen, workmen and other like Liens and security obligations, incurred in the ordinary course of business for sums not yet due or, if due, the non-payment of which is being contested in good faith and for which appropriate reserves have been established on the Grantor’s books, to the extent so required by GAAP; (g) zoning, building or similar restrictions relating to or affecting the real property; and (h) easements, rights of way, declarations or restrictions on the Real Property, provided that none of the same materially restrict or materially and adversely affect the current use and enjoyment thereof in the operation of the Company’s Business or grant to any third party any option to acquire or lease a portion of or any interest in the real property

“Pledged Securities” means all shares of capital stock of each Grantor in which any Grantor owns an interest, including, but not limited to those shares of capital stock set forth in Schedule 1 attached hereto.

“Subsidiary Grantor” means BION Enterprises, LLC and New West Technologies, LLC.

“Transaction Documents” means the Purchase Agreement, Debentures, and this Security Agreement.

2. Creation of Security Interest.  Each Grantor, in order to secure its Obligations, does hereby unconditionally and irrevocably grant, hypothecate and pledge to the Collateral Agent on behalf of the Purchasers, a security interest in and to, all right, title and interest of such Grantor in and to all presently existing and hereafter acquired Collateral.  The security interest and pledge created by this Section 2 shall continue in effect so long as any Obligation remains outstanding or the Purchasers have any obligation to purchase Debentures under the Purchase Agreement.

3. Delivery of Pledged Securities.  The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any of the Grantors, in connection with a commercially reasonable foreclosure sale, to transfer to, or to direct the applicable Grantor or any nominee of such Grantor to register or cause to be registered in the name of, the Collateral Agent or any of its nominees any or all of the Pledged Securities.  In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

4. Further Assurances.

(a) At any time and from time to time at the request of the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent, at such Grantor's expense, all instruments, certificates and documents, including account control agreements, in form and substance reasonably satisfactory to the Collateral Agent, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Collateral Agent's security interests granted pursuant to this Agreement or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b) At any time and from time to time, the Collateral Agent shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as the Collateral Agent may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

(c) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, limited liability company interests, or the like, each Grantor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Collateral Agent to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

5. The Grantors' Representations and Warranties.  Each Grantor, as appropriate, represents and warrants as follows:

(a) The Company is incorporated in the State of Delaware and each Subsidiary Grantor is organized in the jurisdiction disclosed on Schedule 1.

(b) Such Grantor currently conducts business only under its own name and the trade names listed on Schedule 1.

(c) Such Grantor (i) maintains its chief executive office, where such Grantor keeps its records concerning the Collateral, at the address set forth for such Grantor on the signature page hereof and (ii) has exclusive possession and control of the Collateral owned by such Grantor.

(d) Such Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Permitted Liens.  Such Grantor has the sole power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform under this Agreement.  The grant of security interest in the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral, except for Permitted Liens.

(e) Each Grantor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Grantor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Grantor and no further action is required by such Grantor.  This Agreement has been duly executed by each Grantor.  This Agreement constitutes the legal, valid and binding obligation of each Grantor, enforceable against each Grantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(f) Except as set forth on Schedule 1, the Pledged Securities described on Schedule 1 constitute the only class of shares issued and outstanding of the respective issuers thereof.

(g) No consent of any third party and no authorization, approval or other action by, and no notice to or filing with, any governmental authority (other than filing a financing statement in the Grantor’s state of organization) is required (A) for the pledge of the Collateral or the grant, creation and perfection of the security interest in the Collateral by any of the Grantors hereby or for the execution, delivery or performance of this Agreement by any of the Grantors, or (B) for the exercise by the Collateral Agent of the voting rights in the Pledged Securities or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally.

(h) No written claim has been received that any Collateral or any Grantor's use of any Collateral violates the rights of any third party. There has been no adverse decision to any Grantor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Grantor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Grantor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(i)   This Agreement creates in favor of the Purchasers a valid security interest in the Collateral, subject only to Permitted Liens securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected.

(j)  The execution, delivery and performance of this Agreement by the Grantors does not (i) violate any of the provisions of any Organizational Documents of any Grantor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Grantor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Grantor's debt or otherwise) or other understanding to which any Grantor is a party or by which any property or asset of any Grantor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Grantor) necessary for any Grantor to enter into and perform its obligations hereunder have been obtained.

6. Grantors' Covenants.  Each Grantor covenants and agrees as follows:

(a) Such Grantor will keep the Collateral in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

(b) Such Grantor will not sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, provided that Company may sell, lease, transfer, license or otherwise dispose of any of the Collateral consisting of (i) the sale of inventory in the ordinary course of business, (ii) sales of worn-out or obsolete equipment in the ordinary course of business, and (iii) non-exclusive licenses and similar arrangements for the use of the property of Company in the ordinary course of business.

(c) Such Grantor shall not create or permit to exist any Lien upon or with respect to any of its property, except for Permitted Liens.

(d) Such Grantor shall (i) carry and maintain insurance at its expense of the types and in the amounts customarily carried by others engaged in substantially the same business as such person and operating in the same geographic area as such person, including, but not limited to, fire, property damage and worker's compensation, such insurance to be in such form as is carried with companies and in amounts satisfactory to Collateral Agent.

(e) Such Grantor will promptly notify the Collateral Agent in writing in the event of any material damage to the Collateral from any source whatsoever.

(f) Such Grantor will not (i) move its principal place of business or (ii) adopt, use or conduct business under any trade name or other corporate or fictitious name, except, in each case, upon not less than 30 days prior written notice to the Collateral Agent and such Grantor's prior compliance with all applicable requirements of Section 4 hereof necessary to perfect the Collateral Agent's security interest hereunder.

7. The Collateral Agent.

(a) Appointment.  The Purchasers hereby appoint Collateral Agent as collateral agent for the Purchasers under this Agreement to serve from the date hereof until the termination of the Security Agreement.

(b) Powers and Duties of Collateral Agent, Indemnity by Purchasers.

(i) Each Purchaser hereby irrevocably authorizes the Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by the majority in interest of Purchasers in accordance with the terms hereof, together with such powers as are reasonably incidental thereto.  Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith.

(ii) Neither the Collateral Agent nor any of its directors, officers or employees shall be liable or responsible to any Purchaser or to any Grantor for any action taken or omitted to be taken by Collateral Agent or any other such person hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of the Collateral Agent, nor shall the Collateral Agent or any of its directors, officers or employees be liable or responsible for (i) the validity, effectiveness, sufficiency, enforceability or enforcement of the Debentures, this Agreement or any instrument or document delivered hereunder or relating hereto; (ii) the title of a Grantor to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (iii) the determination, verification or enforcement of a Grantor’s compliance with any of the terms and conditions of this Agreement; (iv) the failure by a Grantor to deliver any instrument or document required to be delivered pursuant to the terms hereof; or (v) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the Collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

(iii) In the case of this Agreement and the transactions contemplated hereby and any related document relating to any of the Collateral, each of the Purchasers agrees to pay to the Collateral Agent, on demand, its pro rata share of all fees and all expenses incurred in connection with the operation and enforcement of this Agreement, the Debentures or any related agreement to the extent that such fees or expenses have not been paid by Grantors.  In the case of this Agreement and each instrument and document relating to any of the Collateral, each of the Purchasers and each of the Grantors hereby agrees to hold the Collateral Agent harmless, and to indemnify the Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent.

(iv)

Each Grantor shall permit the Collateral Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Collateral Agent from time to time.

(v)

Each Grantor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(vi)

Each Grantor shall promptly notify the Purchasers in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Grantor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Purchasers hereunder.

(vii )

Each Grantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.

(viii)

Each Grantor shall, within ten (10) days of obtaining knowledge thereof, advise the Purchasers promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Purchasers’ security interest, through the Collateral Agent, therein.

(ix)

Each Grantor shall promptly execute and deliver to the Collateral Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Collateral Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Purchasers’ security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to each Grantor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Purchasers have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Collateral Agent, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

8. Subsidiary Grantors

(a) Continuing Guaranty.  Each Subsidiary Grantor unconditionally guarantees and promises to pay to Collateral Agent and the Purchasers on written demand after the occurrence and during the continuance of an Event of Default, in lawful money of the United States, any and all Obligations, and to perform on demand after the occurrence and during the continuance of an Event of Default any and all Obligations.  The liability of each Subsidiary Grantor hereunder is independent of the Obligations, and a separate action or actions may be brought and prosecuted against such Subsidiary Grantor irrespective of whether action is brought against any other Subsidiary Grantor or any other guarantor of the Obligations or whether any other Subsidiary Grantor or any other guarantor of the Obligations is joined in any such action or actions.  This guaranty is a guaranty of payment and not of collection.

(b) Authorized Actions.  Each Subsidiary Grantor authorizes Collateral Agent and the Purchasers, in their discretion, without notice to such Subsidiary Grantor, irrespective of any change in the financial condition of such Subsidiary Grantor, the other Subsidiary Grantors or any other guarantor of the Obligations, and without affecting or impairing in any way the liability of such Subsidiary Grantor hereunder, from time to time to (a) create new Obligations, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against such Subsidiary Grantor, the other Subsidiary Grantors, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations; and (g) assign the Obligations, or the other Transaction Documents in whole or in part.

(c) Waivers.  Each Subsidiary Grantor waives (a) any right to require Collateral Agent or any Purchaser to (i) proceed against any other Subsidiary Grantor or any other guarantor of the Obligations, (ii) proceed against or exhaust any security received from any other Subsidiary Grantor or any other guarantor of the Obligations, or (iii) pursue any other remedy in Collateral Agent’s or an Purchaser’s power whatsoever; (b) any defense arising by reason of the application by any Subsidiary Grantor of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of such Subsidiary Grantor against any other Subsidiary Grantor, any other guarantor of the Obligations or any security, whether resulting from an election by Collateral Agent or any Purchaser to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of such Subsidiary Grantor or any defense which results from any disability or other defense of any Subsidiary Grantor or the cessation or stay of enforcement from any cause whatsoever of the liability of any Subsidiary Grantor (including, without limitation, the lack of validity or enforceability of any Transaction Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) so long as any Obligations remain outstanding, any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy which Collateral Agent or any Purchaser now has or may hereafter have against any Subsidiary Grantor, and any benefit of, and any right to participate in, any security now or hereafter received by the Collateral Agent or any Purchaser; (g) all presentments, demands for performance, notices of non-performance, notices delivered under this Agreement or any Transaction Document, protests, notice of dishonor, and notices of acceptance of this guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Collateral Agent or any Purchaser of the financial condition of any Subsidiary Grantor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations.  Each Subsidiary Grantor has the ability and assumes the responsibility for keeping informed of the financial condition of any other Subsidiary Grantor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.

9. Remedies.

(a) Rights Upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default, the Grantors shall be in default hereunder and, subject to applicable law, the Collateral Agent shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Collateral Agent may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantors except such notice as may be specifically required by applicable law. The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Grantor shall assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere, and make available to the Collateral Agent, without rent, all of such Grantor’s respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(b) Sale of Collateral.  Any public or private sale or other disposition of the Collateral may be held at any office of the Collateral Agent, or at the Grantors’ places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers.  The Collateral Agent may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral.  The Collateral Agent or any person acting on the Collateral Agent's behalf may bid and purchase at any such sale or other disposition.  In furtherance of the Collateral Agent's rights hereunder, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by the Collateral Agent) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon the Collateral Agent's exercise of its remedies hereunder.

(c) Notice of Sale.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the Grantors reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made.  The requirement of reasonable notice conclusively shall be met if: such notice is mailed, certified mail, postage prepaid, to the Grantors at their addresses set forth on the signature page hereto or delivered or otherwise sent to the Grantors, at least ten (10) days before the date of the sale.  Each Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph.  The Collateral Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given.  The Collateral Agent may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

(d) Private Sales.  With respect to any Collateral consisting of securities, partnership interests, limited liability company interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, the Collateral Agent may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner.  Without limiting the foregoing, the Collateral Agent may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  In the event that any such Collateral is sold at private sale, each Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantors shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) the Collateral Agent shall not incur any liability or responsibility to the Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.  Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Agent of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

(e) Disposition of Proceeds of Sale.  The proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second, to the satisfaction of all Obligations; and third, any surplus remaining after the satisfaction of all Obligations, to be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

( f ) The Collateral Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Collateral Agent, on behalf of the Purchasers, and to enforce the Grantors’ rights against such account debtors and obligors.

(g) The Collateral Agent, for the benefit of the Purchasers, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Collateral Agent, on behalf of the Purchasers, or its designee.

( h ) The Collateral Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Grantor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Purchasers or any designee or any purchaser of any Collateral.

(i) To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Purchasers arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Purchasers as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

(j) Remedies Cumulative.  The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

10. Miscellaneous.

(a) The Collateral Agent Appointed Attorney-in-Fact.  To the full extent permitted by applicable law, each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in the Collateral Agent's sole and absolute discretion to do any of the following acts or things upon the occurrence and during the continuance of an Event of Default: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to endorse and transfer the Collateral upon foreclosure by the Collateral Agent; and (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of the Collateral Agent with respect to any of the Collateral; provided, however, that the Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions, and the Collateral Agent shall have no liability or responsibility for any act or omission (other than the Collateral Agent's own gross negligence or willful misconduct) taken with respect thereto.

(b) Costs and Expenses.  Each Grantor shall pay on written demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Collateral Agent and the Purchasers in connection with the exercise of its duties under this Agreement and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Collateral Agent and the Purchasers in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of the Collateral Agent’s and the Purchasers’ rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any “workout” or restructuring affecting the Transaction Documents or the Obligations or any bankruptcy or similar proceeding involving such Grantor, any other Grantor, Company or any of their affiliates).

(c) Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(d) Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Notices.  All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth in the Purchase Agreement.

(f) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(g) Waiver of Requirement for Any Judicial Approval. The Parties agree that for the effectiveness of the termination clauses under this Agreement, to waive any provisions, procedures and operations of any applicable law to the extent that a court order is required for termination of this Agreement.

(h)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)  Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(j)  Schedules Incorporated.  The schedules to this Agreement are incorporated into and constitute and integral part of this Agreement.

5.19

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.20

WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.21

Power of Attorney; Further Assurances.

 (a)

Each Grantor authorizes the Collateral Agent, and does hereby make, constitute and appoint the Collateral Agent and its officers, agents, successors or assigns with full power of substitution, as such Grantor’s true and lawful attorney-in-fact, with power, in the name of the Collateral Agent or such Grantor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Collateral Agent, and at the expense of the Grantors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Grantors might or could do; and each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.   The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Grantor is subject or to which any Grantor is a party.   Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b)

Each Grantor, after the occurrence and during the continuance of an Event of Default, hereby irrevocably appoints the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and instead of such Grantor and in the name of such Grantor, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Grantor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Collateral Agent.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

5.21

Indemnification. Each Grantor shall indemnify, reimburse and hold harmless the Collateral Agent and the Purchasers and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction.  This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Debentures, the Purchase Agreement (as such term is defined in the Debentures) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

 [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Security Agreement as of the day and year first above written.

CIVERGY, INC.

By:

Name:

Title:

ADDRESS:

Subsidiary Grantor:

BION ENTERPRISES, LLC

By:

Name:

Title:

ADDRESS:

Subsidiary Grantor:

NEW WEST TECHNOLOGIES, LLC

By:

Name:

Title:

ADDRESS:

[Signature Page to Security Agreement]

[PURCHASER]

By:

Name:

Title:

[Purchaser Signature Page to Security Agreement]

[COLLATERAL AGENT]

By:

Name:

Title:

[Collateral Agent Signature Page to Security Agreement]

Schedule 1

List of Pledged Securities

Subsidiary Grantor	State of Organization	Shares or Interests Pledged	Shares Issued And Outstanding	Percentage Ownership
BION Enterprises, LLC	Delaware	1,000	1,000	100%
New West Technologies, LLC	Colorado	10,000	10,000	100%

Exhibit D

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) is made as of [*], 2014, by and among Civergy, Inc., a Delaware corporation (the “Company”), each purchaser identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”), and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, New York, New York 10006 (the “Escrow Agent”).   Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, dated [*], 2014, between the Company and the Purchasers (the “Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, in the aggregate, up to $2,000,000 of Debentures offered by the Company (the “Offering”);

WHEREAS, the Company desires to establish an escrow account (the “Escrow Account”) for the Funds (as defined herein) with the Escrow Agent into which it shall instruct the Purchasers to wire funds to “Sichenzia Ross Friedman Ference LLP, as Escrow Agent” and Escrow Agent is willing to accept wires in accordance with the terms hereinafter set forth; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Funds in escrow for the purchase of the Debentures until the Escrow Agent receives the release notice in the form annexed hereto as Exhibit A (the “Release Notice”).

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1

Each Purchaser and the Company hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.  The parties hereby agree to establish the Escrow Account with the Escrow Agent whereby the Escrow Agent shall hold the Funds as contemplated by this Agreement.  Only those amounts which have been deposited in the Escrow Account and which have cleared the banking system and have been collected by the Escrow Agent, are herein referred to as the “Funds.”

1.2

Upon the Escrow Agent’s receipt of Funds from a Purchaser into its Escrow Account for the benefit of the Company, it shall telephonically or via electronic mail advise the Company and the Purchaser of the amount of funds it has received into its Escrow Account.

1.3

Wire transfers to the Escrow Agent shall be made as follows:

Citibank

New York, NY

A/C of Sichenzia Ross Friedman Ference LLP (IOLA Account)

A/C#:

 4974921703

ABA#:

 021000089

SWIFT Code:

CITIUS33

REF: CIVERGY

1.4

Simultaneously with each deposit, each Purchaser shall provide the Escrow Agent with the Purchaser’s signature page for this Agreement.  In the event a wire transfer is received by the Escrow Agent and the Escrow Agent has not received Purchaser’s signature page, the Escrow Agent shall notify the Purchaser.  If the Escrow Agent does not receive the Purchaser’s signature page prior to close of business on the fifth Business Day after notifying the Purchaser of receipt of said wire, the Escrow Agent shall return the funds to the Purchaser.  As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

1.5

The Escrow Agent shall, upon receipt of the Release Notice, wire the Escrow Funds in accordance with such written instructions.   Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent and attached to the Release Notice on the Closing Date.

1.6

In the event that the Company or a Purchaser advises the Escrow Agent in writing that the Offering or the Purchase Agreement has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

1.7

Upon disbursement of the Funds pursuant to the terms hereunder, the Escrow Agent shall be relieved of further obligations and released from all liability under this Agreement.  It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Funds.

ARTICLE II

MISCELLANEOUS

2.1

All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

2.2

No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.3

This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4

This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5

From time to time on and after the date hereof, the Company and the Purchasers shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

2.6

Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.  Unless otherwise indicated, all references to Articles are to this Agreement.

2.7

The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.  Any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall only be brought in a state or Federal court sitting in New York City.

2.8

This Agreement and the rights and obligations hereunder of the Company and Purchasers may not be assigned.  This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent, with the prior consent of the Company and the Purchasers.  The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Purchasers and the Escrow Agent.

2.9

The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.10

The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.11

The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.12

The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.  The Escrow Agent has acted as legal counsel for the Company and may continue to act as legal counsel for the Company, from time to time, notwithstanding its duties as the Escrow Agent hereunder.  The Purchasers consents to the Escrow Agent in such capacity as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent.  The Purchasers understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Agreement.

2.13

The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving at least five days written notice (the “Notice Period”) to the Company and the Purchasers.  In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.  If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Funds to the parties from which they were received without interest or deduction.

2.14

If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.15

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

2.16

The Company and the Purchasers agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

2.17

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

 [signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date first written above.

CIVERGY, INC.
By:__________________________________________ Name: Title:
ESCROW AGENT:
SICHENZIA ROSS FRIEDMAN FERENCE LLP
By:__________________________________________ Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASER FOLLOW]

[SIGNATURE PAGE OF PURCHASERS]

Name of Purchaser:

Signature of Purchaser:

Name of Authorized Signatory (if Purchaser is an entity):

Title of Authorized Signatory (if Purchaser is an entity):

Address:

Email Address:

Exhibit A to
Escrow Agreement

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of [*], 2014, by and among Civergy. Inc., a Delaware corporation (the “Company”), the purchasers signatory thereto (each a “Purchaser” and collectively the “Purchasers”), and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, 32nd Floor, New York, New York 10006 (the “Escrow Agent”) (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Debentures has been satisfied.

The Company and the undersigned Purchasers authorize the release by the Escrow Agent of the Funds as set forth on the closing statement attached hereto. This Release Notice shall not be effective until executed by the Company and Purchasers.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of ____________, 2014.

CIVERGY, INC.
By:__________________________________________ Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER TO FOLLOW]

 [SIGNATURE PAGE OF PURCHASERS TO RELEASE NOTICE]

Name of Purchaser:

______________________________________________________

Signature of Purchaser:

______________________________________________________

Name of Joint Purchaser (if applicable):

__________________________________________

Signature of Joint Purchaser (if applicable):

__________________________________________

Name of Authorized Signatory (if Purchaser is an entity):

______________________________

Title of Authorized Signatory (if Purchaser is an entity):

______________________________

Exhibit E

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September___, 2014, between Civergy, Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

               The Company and each Purchaser hereby agrees as follows:

1.

Definitions.

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            “Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 180th calendar day following the Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means (i) with respect to the Initial Registration Statement required hereunder, the earlier of (i) 60 days from the Closing Date; or (ii) 30 days from the date that the Company’s audited financial statements for the fiscal years ended December 31, 2013 and 2012  are completed and (iii) with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock then issuable upon conversion in full of the Debentures and the Additional Stock and (b) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) commencing twelve (12) months after the Closing Date, such securities become eligible for resale without the requirement for the Company to be in compliance with current public information under Rule 144 and without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2.

Shelf Registration.

(a)

On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least a majority in interest of the Holders of Registrable Securities then outstanding) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) commencing twelve (12) months after the Closing Date, may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company) (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day.   The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement.  The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.  Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b)

 Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)

Notwithstanding any other provision of this Agreement if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.

First, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder;

b.

Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders);

c.

Third, the Company shall reduce Registrable Securities represented by Dividend Shares (applied, in the case that some Dividend Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Dividend Shares held by such Holders); and

d.

Fourth, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment.  In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)

If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within twenty (20) Business Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective unless such delay is caused by the need to update financial statements, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than fifteen (15) calendar days or more than an aggregate of thirty (30) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such twenty (20) day period is exceeded, and for purpose of clause (v) the date on which such fifteen (15) or thirty (30) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and 1% of the aggregate purchase price paid for the Registrable Securities held by the Holder on each such Subsequent Event Date.  The maximum aggregate liquidated damages payable to a Holder pursuant to this Section 2(d) shall be 20% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.  The foregoing liquidated damages shall not be payable in connection with cutbacks required to be made by the Company in compliance with Section 2(b) and 2(c) above, provided the Company has complied with all of its obligations pursuant to Section 2(b) and 2(c) above.  .

(e)

If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.

Registration Procedures.

               In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)

(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)

If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d)

Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e)

Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)

Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g)

Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)

 The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

(i)

Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j)

If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(k)

Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(l)

Comply with all applicable rules and regulations of the Commission.

(m)

From and after the date the Company becomes eligible to use Form S-3, the Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(n)

The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4.

Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Holder or,  any legal fees or other costs of the Holders.

5.

Indemnification.

(a)

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any

Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

(b)

Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)

Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.

Miscellaneous.

(a)

Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)

Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)

Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(d)

Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for resale pursuant to Rule 144 (without the requirement for the Company to be in compliance with current public information under Rule 144 and without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company.

(e)

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security).  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first  sentence of this Section 6(e). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(f)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g)

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(h)

No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(i)

Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)

Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)

Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n)

Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not asset any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

• (Signature Pages Follow)

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CIVERGY, INC.
By:__________________________________________ Name: Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO

CIVERGY, INC. RRA]

Name of Holder: _______________________________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Holder: _____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the OTC Bulletin Board, OTCQB or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•

in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•

through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•

a combination of any such methods of sale; or

•

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

2

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

3

Annex B

CIVERGY, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Civergy, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Stockholder

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes   ¨

No   ¨

(b)

If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ¨

No   ¨

Note:

If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)

Are you an affiliate of a broker-dealer?

Yes   ¨

No   ¨

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ¨

No   ¨

Note:

If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)

Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: